STRATEGIC PARTNERS OPPORTUNITY FUNDS

Jennison Select Growth Fund

Supplement dated October 31, 2006 to

Prospectus and Statement of Additional Information dated May 31, 2006

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Changes in Investment Policies

To become Effective on or about November 1, 2006

At a recent meeting, the Board of Trustees of Strategic Partners Opportunity Funds approved an expansion of certain of the investment policies of the Jennison Select Growth Fund (the Fund). These changes, which are explained below, will become effective on or about November 1, 2006.

Currently, the Fund normally invests at least 65% of its total assets in equity-related securities of U.S. companies that we believe have strong capital appreciation potential. Effective on or about November 1, 2006, this policy will change. To reflect this change, effective on or about November 1, 2006, the indicated sections of the Prospectus and Statement of Additional Information are revised:

Effective on or about November 1, 2006, the section of the Prospectus entitled “Risk/Return Summary—Investment Objectives and Principal Strategies” is revised by deleting the fifth paragraph in its entirety and substituting the following:

We normally invest at least 65% of the Fund’s total assets in equity and equity-related securities of companies that we believe have strong capital appreciation potential. The primary equity and equity-related securities in which the Fund invests are common stocks. The Subadviser uses a growth investment style to select approximately 20-50 securities.

Effective on or about November 1, 2006, the final paragraph of the section of the Prospectus entitled “How the Fund Invests—Investment Objectives and Policies” is hereby deleted and the following is substituted:

The Fund’s investment objective is a fundamental policy that cannot be changed without shareholder approval. The Fund’s policy of investing at least 65% of its total assets in equity and equity-related securities of companies that we believe have strong capital appreciation potential is not fundamental. The Board can change investment policies that are not fundamental without shareholder approval.

The Board also approved an expansion of the Fund’s investment policy with respect to investments in foreign securities. Currently, the Fund may invest up to 20% of its investable assets in foreign securities, although the Fund usually invests less than 10% of its investable assets in foreign securities. Effective on or about November 1, 2006, the policy is revised, and the Fund may invest up to 35% of total assets in foreign securities. ADRs, ADSs or similar receipts and shares traded in U.S. markets are not considered to be foreign securities. To reflect this change, effective on or about November 1, 2006, the indicated sections of the Prospectus and Statement of Additional Information are revised:

The Foreign Securities” table appearing in the section of the Prospectus entitled “How the Fund Invests—Investment Risks” is amended to provide that the Fund may invest in “Foreign Securities (up to 35% of total assets; usually less than 10% of total assets).”

The section in Part I of the Statement of Additional Information entitled “Fund Classification, Investment Objectives & Policies” is amended to delete the bulleted discussion of investment limits in foreign securities and to substitute the following:

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New Era Growth Fund and Jennison Select Growth Fund may each invest up to 35% of total assets in the securities of foreign issuers. Dryden Strategic Value Fund may invest up to 20% of total assets in the securities of foreign issuers.

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